SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

A.D.A.M., INC.

(Exact name of registrant as specified in its charter)

Georgia	0-26962	58-1878070
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia 30328-4696

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (770) 980-0888

Item 7.                              Financial Statements and Exhibits.

The following exhibit is being furnished with this report pursuant to Item 12 of this Form 8-K:

Exhibit No.	Description

99.1	Press Release of Registrant Regarding Financial Results for the Second Quarter Ended June 30, 2004.

Item 12.                       Results of Operations and Financial Condition.

On August 3, 2004, A.D.A.M., Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.
Date: August 4, 2004	By:	/s/ ROBERT S. CRAMER, JR.
Robert S. Cramer, Jr.
Chief Executive Officer

	By:	/s/ KEVIN S. NOLAND
Kevin S. Noland
President, Chief Operating Officer and Corporate Secretary
(acting principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Name

99.1	Press Release dated August 3, 2004